UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 29, 2006

CUTTER & BUCK INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON 98103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 622-4191

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 29, 2006, Cutter & Buck Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended April 30, 2006 and the declaration of a quarterly dividend of $0.07 per share, payable on July 28, 2006 to shareholders of record on July 13, 2006. A copy of the press release is furnished as Exhibit 99.1 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 7.01. REGULATION FD DISCLOSURE

On June 29, 2006, Cutter & Buck Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended April 30, 2006 and the declaration of a quarterly dividend. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

99.1                           Press Release dated June 29, 2006, furnished pursuant to Items 2.02 and 7.01 of this Form 8-K announcing financial results for the fourth quarter and fiscal year ended April 30, 2006 and the declaration of a quarterly dividend.

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

By:	/s/ Ernest R. Johnson
Ernest R. Johnson
Chief Executive Officer

Dated: June 29, 2006

2

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1

Press Release dated June 29, 2006, furnished pursuant to Item 2.02 and 7.01 of this Form 8-K announcing financial results for the fourth quarter and fiscal year ended April 30, 2006 and the declaration of a quarterly dividend.